February 6, 2015 Third quarter FY15 earnings presentation Bristow Group Inc. Exhibit 99.1

Third quarter FY15 earnings call agenda
Introduction
CEO remarks and safety review
Operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Jonathan Baliff, President and CEO
Jeremy Akel, SVP and COO
John Briscoe, SVP and CFO
Jonathan Baliff, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected contract revenue, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry including oil prices;
expected impact of our investment in Eastern Airways and our acquisition of an interest in Airnorth; aircraft delivery dates and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance.
They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration, development and production activities; the impact of competition; actions by customers; the risk of reductions in spending on aircraft services by governmental agencies; changes in tax and other laws and regulations;
changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the possibility that we may lack sufficient liquidity to continue to repurchase shares or pay a quarterly dividend; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we or our suppliers will be unable to deliver new aircraft on time or on budget; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2014. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CEO remarks and safety review Jonathan Baliff, President and CEO

3.00
2.00
1.00
0.00
0.54
0.53
0.53
0.96
0.00
0.00
FY10
FY11
FY12
FY13
FY14
YTD FY15

3.00
2.00
1.00
0.00
0.59
0.42
0.27
0.31
0.26
0.17
FY10
FY11
FY12
FY13
FY14
YTD FY15

Operational safety review
1) AAR includes consolidated commercial operations only
2) TRIR includes consolidated commercial operations, corporate and Bristow Academy employees
Total Recordable Injury Rate
2
(TRIR) per
200,000 man hours (cumulative)
Commercial Air Accident Rate
1
(AAR) per 100,000
flight hours (fiscal year)

HeliOffshore: Safety through collaboration
•
Interest is very strong. Since its launch in October 2014,
enrollment has grown to more than 20 members, with an
additional 50 in process
•
Global engagement is underway. Membership interest from
all regions of the world
•
HeliOffshore is producing real results. Airbus Helicopters
recently issued the industry’s first standardized EC225 Flight
Crew Operating Manual
•
Sharing is the norm. Member operators are now routinely
exchanging safety events, best practices and lessons learned under the HeliOffshore umbrella

Q3 FY15 highlights
Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended December 31, 2014
Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
Please see our earnings release and slide 24 for more information regarding earnings guidance range
*
**
***
•
Continued operating revenue growth, up 15.2% over Q3 FY14
•
Adjusted EBITDAR increased year-over-year, but adjusted EPS is down due primarily to unfavorable changes in foreign exchange rates
•
Q3 FY15 BVA** is up $7.6 million year-over-year and down $6.4 million sequentially, with gross cash flow returns growing due to growth and excellent capital management
•
Strong operating cash flow, up 18.3% over YTD Q3 FY14
•
EPS guidance for the full year FY15 is being lowered to $4.05 - $4.45 from $4.70 - $5.20***
•
Q3 operating revenue of $430.3M (15.2% increase from Q3 FY14,  2.3% decrease from Q2 FY15)
•
Q3 GAAP EPS loss of $0.03 (105.9% decrease from Q3 FY14, 104.1% decrease from Q2 FY15)
•
Q3 adjusted EPS* of $0.70 (17.6% decrease from Q3 FY14, 19.5% decrease from Q2 FY15)
•
Q3 adjusted EBITDAR* of $109.1M (8.3% increase from Q3 FY14, 2.7% decrease from Q2 FY15)

Bristow market perspectives
Overall oil
price
perspective
•
Clients are only at the start of a three phase response in this downturn:
retrenching, recalibration, and (eventually) renewal
•
The strength of the U.S. dollar has impacted Bristow’s current financial results more than the oil price decline
•
Bristow believes this is not just a supply-oriented decline, but is driven by weaker global economic growth, especially in China and Europe
•
Because it's supply and demand driven, we believe the current price decline will last (with a significant volatility) between 12 and 24 months
•
Continued focus on safety with best practice collaboration through
HeliOffshore continuing and expanding
•
Although production-oriented services (like aviation) are doing better than many in energy services, short-term available capacity is increasing
•
Bristow and clients are proactively working together to find efficiencies and ways to reduce costs, without compromising physical or financial safety
•
Bristow is also working with our OEM and lessor partners during this downturn to find cost and capital efficiencies
Offshore
aviation
market
perspective

9 Operational highlights Jeremy Akel, SVP and COO

Stavanger
Bergen
Hammerfest
Bronnoysund
Scatsta
Sumburgh
Stornoway
Norway
Aberdeen
Humberside
UK
Norwich

•
Europe contributed 46% of Bristow operating revenue
and 47% of adjusted EBITDAR* in Q3 FY15
•
Operating revenue increased 22.3% to $193.8M in
Q3 FY15 from $158.5M in Q3 FY14 with the net
addition of eleven LACE, the addition of Eastern
Airways and an overall increase in activity over the
comparable quarter
•
Adjusted EBITDAR increased 15% to $64.2M in Q3
FY15 from $56.0M in Q3 FY14 with adjusted
EBITDAR margin of 33.1% in Q3 FY15 vs. 35.3% in
Q3 FY14
Outlook:
Higher demand for newer technology aircraft in the
Southern North Sea from CAP 1145 implementation
has resulted in one LACE contracted for up to five
years
Minor reduction in Norway activity
Clients are increasingly focused on efficiency over
flexibility with no projects canceled to date
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin expected to
remain ~ low thirties

Service Date
FY15
FY16
FY17
FY18
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Base / Location
Humberside
Inverness
Caernarfon
Manston
St. Athan
Prestwick
Newquay

Bristow

TARGET ZERO

UK SAR update
• From the start of the GAP SAR contract on June 1, 2013 through December 31, 2014, we have conducted 519 missions and rescued and/or assisted 520 people
• Sumburgh and Stornoway bases generated $11.9M of operating revenue in Q3 FY15 and $76.1M since the beginning of the contract
• Completed construction of the first two UK SAR bases in Inverness and Humberside; non-revenue pre-operational activities have commenced
Outlook:
Humberside and Inverness on track for contract start April 2015
Five additional bases are on track for Q2-Q4 FY16 start up
Seven bases
expected to be
operational by
end FY16

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

West Africa (WASBU)
•
West Africa (Nigeria) contributed 19% of Bristow
operating revenue and 20% of adjusted EBITDAR* in
Q3 FY15
•
Operating revenue increased to $80.5M in Q3 FY15
from $79.4M in Q3 FY14 due to increased activity
levels and improved contract terms
•
Adjusted EBITDAR increased to $27.9M in Q3 FY15
from $26.6M in Q3 FY14 and adjusted EBITDAR
margin increased to 34.6% in Q3 FY15 vs. 33.5% in
Q3 FY14 due to increased revenue and
implementation of new cost control measures
Outlook:
Uncertainty around national elections is hindering
sector investment
Despite clients seeking efficiencies, no projects
have been canceled to date
Expansion into point-to-point transportation
services is on track to start in Q4 FY15
FY15 adjusted EBITDAR margin expected to
remain ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

•
North America contributed 15% of Bristow operating
revenue and 18% of adjusted EBITDAR* in Q3 FY15
•
Operating revenue increased to $62.4M in Q3 FY15
from $54.9M in Q3 FY14 primarily due to an
increase in the number of medium and large aircraft
on contract
•
Adjusted EBITDAR increased to $24.9M in
Q3 FY15 vs. $18.2M in Q3 FY14 while adjusted
EBITDAR margin increased to 40.0% from 33.1% in
Q3 FY14, driven by a change in the contracted fleet
mix and improved utilization
Outlook:
Additional aircraft mobilized to GoM to meet
client demand
GoM market and fleet utilization remain robust
Despite current global market environment we
are not delaying facility improvements
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin increased
from low-to-mid thirties to ~ mid-to-high
thirties

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Exmouth
Learmonth
Australia
Perth
Great Australian Bight
Warrnambool
Essendon
Tooradin

Australia (AUSBU)
•
Australia contributed 12% of Bristow operating
revenue and 10% of adjusted EBITDAR* in
Q3 FY15
•
Operating revenue increased by 51.5% to $52.4M
in Q3 FY15 from $34.6M in Q3 FY14
•
Adjusted EBITDAR increased 157.1% to $13.3M
in Q3 FY15 from $5.2M in Q3 FY14 and adjusted
EBITDAR margin increased to 25.4% in Q3 FY15
from 15.0% in Q3 FY14 due to the ramp up of the
INPEX contract
Outlook:
Several client exploration projects being
delayed
Larger client projects are still moving forward
Continue to retire old aircraft creating
operational efficiencies
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin expected to
remain ~ low twenties

airnorth

airnorth
together we fly

Bristow

TARGET ZERO

Bristow has acquired Airnorth, Northern Australia’s
largest regional airline
• Bristow acquired an 85% interest in the privately
owned Airnorth
• Airnorth is an Australian regional fixed-wing
operator with a balanced portfolio of charter and
scheduled flights servicing oil and gas and mining
clients from its Darwin hub
• Airnorth is a codeshare partner with Qantas
• Bristow’s investment is A$30M ($24M USD) with a
possible A$17M ($13.5M USD) earn out over
~ three years and includes:
13 fixed-wing aircraft to meet demand for fixed
wing/rotor wing tenders from oil and gas clients
Current CEO will retain the remaining 15%,
subject to a Bristow call option
Financial results from Airnorth will be
consolidated within Bristow’s AUSBU

to Manila
Bayu Undan/Timor L'est
Dili
Bonaparte
Maningrida
Milingimbi
Elcho Island
Gove
Darwin
Browse
Truscott
Groote Eylandt
Cairns
Kununurra
Dampier
Broome
Argyle
McArthur River
Tennant Creek
Port Hedland
The Granites
Townsville
Barrow
Karratha
Mount Isa
Christmas Creek
AUSTRALIA
Carnarvon
Gold Coast
Perth
Great Australian Bight
Tooradin
Otway
Bass Strait

Bristow
TARGET ZERO

Airnorth provides scale, stability and positive
financial impact for Bristow
This investment solidifies Bristow’s ability to offer point-to-point transportation services in four of its five business units leveraging an integrated rotary and fixed wing services model
• Bristow Helicopters and Airnorth are
culturally aligned with shared core values of
safety, quality and service
• Together, Bristow Helicopters and Airnorth
are positioned to facilitate and expand
passengers’ transport experience from home to
offshore bases, a market niche underserved by
major airlines
• Exclusive Darwin hub provides access to
key markets in which Bristow can introduce
integrated fixed and rotary wing logistics to
existing and potential clients
• Financially attractive investment with
expected immediately accretive EBITDAR,
BVA and EPS
See 10-Q Note 11 “Subsequent Event” for more information
Combined BRS and Airnorth locations
BRS locations
Airnorth locations
Airnorth regular passenger transport route
Airnorth charter route
Planned LNG plant
Operational LNG plant
Domestic gas plant

•
Other International contributed 8% of Bristow operating
revenue and 5% of adjusted EBITDAR* in Q3 FY15
•
Operating revenue increased to $32.6M in Q3 FY15 vs.
$30.8M in Q3 FY14 due to addition of a contract in
Tanzania and increased activity in Trinidad
•
Adjusted EBITDAR decreased to $6.8M in Q3 FY15 vs.
$10.2M in Q3 FY14 and adjusted EBITDAR margin
decreased to 20.7% in Q3 FY15 from 33.2% in Q3 FY14
primarily as the result of foreign currency exchange rate
changes
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Consolidated in OIBU
Unconsolidated Affiliate
Other International (OIBU)
Outlook:
Despite headwinds from current price environment, several opportunities continue in Africa, Russia and southeast Asia
BU restructuring to simplify business and reduce operating costs
Currently evaluating opportunities in point-to-point transportation services
FY15 adjusted EBITDAR margin expected to ~ mid thirties

Manaus
Porto Urucu
Belém
Fortaleza
Natal
Recife
Salvador
Brasilia
Confins
Pampulha
Vitória
Galeão
Campinas
Campos
Guarulhos
Macaé
Itanhahém
Santos Dumont
Curitiba
Jacarepaguá
Operational bases
Navegantes
São J. dos Campos
Congonhas
Porto Alegre

$ in millions
140
120
100
80
60
40
20
0
51.0
56.0
59.1
70.5
123.4
124.0
CY09
CY10
CY11
CY12
CY13
CY14

Bristow

TARGET ZERO

Líder update
* Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix
Líder adjusted EBITDAR*
• CY14 adjusted EBITDAR was flat year-over-year
despite unfavorable changes in foreign currency
rates
• Absolute BVA contribution to Bristow from Líder
was $5.1M* in Q3 FY15 (December 31, 2014)
• Adjusted debt to TTM adjusted EBITDAR
increased to 2.9x as of December 31, 2014 from
2.8x as of December 31, 2013
Outlook:
Petrobras medium aircraft tender
closed on January 22
Petrobras large aircraft tender
closed on January 29
Despite its current situation, lower
lifting costs position Petrobras to
grow over the long term benefiting
the industry

Current and future financial performance John Briscoe, SVP and CFO

$0.85
$0.70
$0.43
$0.30
$0.28
Q3 FY14 Operations Corporate and Other FX Changes Q3 FY15
Financial highlights:
Adjusted EPS and adjusted EBITDAR summary year-over-year
Q3 FY14 to Q3 FY15 adjusted EPS bridge
$100.7
$109.1
$36.5
$15.7
$12.4
Q3 FY14 Operations Corporate and Other FX Changes Q3 FY15
Q3 FY14 to Q3 FY15 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended December 31, 2014.

Consolidated commercial aircraft
Large Aircraft Equivalent (LACE)*
300
250
200
150
100
50
0
279
153
264
149
261
158
241
158
245
168
FY11
FY12
FY13
FY14
Q3 FY15

LACE*
LACE Rate* ($ in millions)
180
170
160
150
140
$12
$10
$8
$6
$4
$2
$-
$7.15
$7.89
$8.35
$9.34
$9.33
153
149
158
158
168
FY11
FY12
FY13
FY14
YTD Q3 FY15

Bristow
TARGET ZERO

LACE and LACE rate continue to increase led by new
technology aircraft and improved utilization/terms
FY15 average LACE guidance range changed to 165-170 and average LACE rate guidance range changed to $9.00 - $9.50 million
*     See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress and reimbursable revenue.

BVA $ in millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
TTM GCF reutrn %
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.8%
12.4%
13.0%
13.1%
13.2%
12.1
28.7
24.5
26.1
19.7
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15

✓

✓

✓

Bristow

TARGET ZERO

Bristow Value Added (BVA) drives improving Gross Cash
Flow (GCF) performance
• Q3 FY15 absolute BVA is positive $19.7M, a $7.6M or 63%  increase from Q3 FY14
• Year-over-year change in BVA is driven by:
Solid revenue growth
Margin improvement
Capital efficiency efforts
• EBU and NABU generated key improvements year-over-year
Note: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow.
GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets).
Refer to the appendix for additional details.

300
250
200
150
100
50
0
$ in millions
151
36
115
231
37
194
267
64
203
232
95
137
162
FY11
FY12
FY13
FY14
YTD FY15
Comparable period
Full year

600
500
400
300
200
100
-
$ in millions
261
116
145
402
262
140
415
216
199
530
204
326
412
121
291
FY11
FY12
FY13
FY14
YTD FY15
Undrawn borrowing capacity
Cash

Our progress on BVA yields stronger operating cash flow
for growth, dividends and share repurchases
Net cash provided by operating activities
1
Total liquidity
2
1)
See 10-Q for more information on cash flow provided by operating activities.
2) At period end

FY15 guidance updated . . .
•
FY15 adjusted EPS guidance range is reduced to $4.05 - $4.45, excluding special items and aircraft sales.  FY15 guidance
includes:
*Assuming FY15 revenue earned in same regions and same mix as in FY14.
Highlighted figures have changed since the last earnings release.
Average  LACE (Large AirCraft
Equivalent)
~165-170 Interest expense ~ $28 - $32M
Average LACE Rate ~ $9.00 - $9.50M Rent expense (aircraft only) ~$140 - $145M
G & A expense (all inclusive) ~ $245 - $250M Tax rate* ~ 20 - 23%
Depreciation expense ~ $100 - $105M Adj. EPS guidance $4.05 - $4.45
FY15 guidance as of December 31, 2014

. . . as we continue to invest for Bristow’s future
• Our Q3 FY15 financial performance is similar to our last quarter:
excellent BVA and operating cash flow, with adjusted EPS lower than expectations
• Declines in recent oil prices with a strengthening dollar are negatively impacting our business in the short term
• The FY16 perspective and beyond remains positive given new production-oriented contracts and UK SAR
• We continue to work with clients to identify cost effective logistics solutions, with our recent Airnorth acquisition as a prime example
• We expect improving BVA, cash flow, and EPS performance, with a commitment to cost control, future prudent investment, and a balanced shareholder return, including doubling of our annual dividend every three to five years

Appendix

Bristow
EBU 46%
UK – 92/7
Norway – 21/4
WASBU 18%
Nigeria – 47/6
NABU 13%
U.S. GoM – 58/6
Canada – 9/2
AUSBU 11%
Australia – 31/12
Lider – 86
PAS – 45
OIBU 8%
Brazil – 9/4
Egypt – 0/0
Mexico – 2/1
Russia – 7/3
Tanzania – 3/1
Trinidad – 11/1
Turkmenistan – 1/1
Other – 4/1
BRS Academy 4%*
Florida – 54/1
Louisiana – 13/1
Nevada – 3/1
UK – 4/1

Organizational chart - as of December 31, 2014
Business Unit
(% of FY15 operating revenue)
Corporate
Region
( # of aircraft / # of locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 369
aircraft as of December 31, 2014
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 131 aircraft
as of December 31, 2014
*   Includes corporate and other

Aircraft fleet – medium and large
as of December 31, 2014
Next Generation Aircraft
Medium capacity 12-15 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$1.9 billion and leased fleet is ~$1.6 billion
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 17           - 17           -
AW189 16 Twin Turbine 2             - 2             15
EC175 16 Twin Turbine - - - 5
EC225 19 Twin Turbine 26           - 26           1
Mil Mi 8 20 Twin Turbine 7             - 7             -
Sikorsky S-61 25 Twin Turbine 2             - 2             -
Sikorsky S-92 19 Twin Turbine 69           9             78           6
123         9             132         27
LACE 111
Medium Helicopters
AW139 12 Twin Turbine 22           2             24           3
Bell 212 12 Twin Turbine - 14           14           -
Bell 412 13 Twin Turbine 22           19           41           -
EC155 13 Twin Turbine 1             - 1             -
Sikorsky S-76A/A++ 12 Twin Turbine - 5             5             -
Sikorsky S-76C/C++ 12 Twin Turbine 51           34           85           -
Sikorsky S-76D 12 Twin Turbine 3             - 3             7
99           74           173         10
LACE 47

Aircraft fleet – small, training and fixed
as of December 31, 2014 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AW109 6 Twin Turbine - 1             1
AS 350BB 4 Turbine - 2             2
Bell 206B 4 Turbine 1             2             3             -
Bell 206 L Series 6 Turbine 5             6             11           -
Bell 407 6 Turbine 32           - 32           -
BK-117 7 Twin Turbine 2             - 2             -
EC135 6 Twin Turbine -          3             3             -
40           14           54           -
LACE 10
Training Helicopters
AW109 6 Twin Turbine 2             - 2             -
AS 355 5 Twin turbine 2             - 2             -
Bell 206B 4 Turbine 12           - 12           -
Robinson R22 2 Piston 8             - 8             -
Robinson R44 4 Piston 7             - 7             -
Sikorsky 300CB/CBi 2 Piston 42           - 42           -
Fixed Wing 1             - 1             -
74           - 74           -
Fixed Wing 33           34           67           -
Total 369         131         500         37
TOTAL LACE (Large Aircraft Equivalent)* 168

Small Medium Large Total Leased LACE Total LACE % Leased
EBU -                         3                     37              40           39                     70               55%
WASBU -                         1                     1                2             2                       20               8%
NABU 1                        13                  5                19           12                     34               35%
AUSBU 2                        2                     7                11           9                       24               36%
OIBU -                         -                     -                 -             - 22               -
Total 3                        19                  50              72           60                     168             36%
Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 115 aircraft currently leased in our fleet, 72 are commercial (60 LACE), 30 are training and 13 fixed wing
• 60 LACE aircraft represent approximately 36% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of December 31, 2014
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases.
*

Consolidated fleet changes and aircraft sales for Q3 FY15
See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases.
# of aircraft
sold
Cash
received*
Q1 FY15 4                  4.7 $
Q2 FY15 7                  8.2 $
Q3 FY15 4                  2.5 $
Total 15                 15.4 $
* Amounts stated in millions
Small Medium Large Training Fixed wing Total
EBU -          3           37        -           13         53
WASBU -          1           1         -           -           2
NABU 1         13          5         -           -           19
AUSBU 2         2           7         -           -           11
OIBU -          -            -          -           -           -
Academy -          -            -          30         -           30
Total 3         19          50        30         13         115
Leased aircraft in consolidated fleet
Q1 FY15 Q2 FY15 Q3 FY15
Fleet Count Beginning
363 363 363
Delivered
Large
6             2             4
Medium
3             -              2
Total Delivered
9             2             6
Removed
Sales
(4)            (7)            (4)
Other*
(5)            5             4
Total Removed
(9)            (2)            -
363 363 369
* Includes writeoffs, lease returns and commencements
Fleet changes
Small Medium Large Training Total
EBU - - 8 - 8
WASBU - 2 2 - 4
NABU - - - - -
AUSBU - - 2 - 2
OIBU - 3 - - 3
Academy - - - 1 1
Total - 5 12 1 18
Held for sale aircraft in consolidated fleet

Operating revenue, LACE and LACE rate by BU
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy and Eastern Airways
YTD op revenue
1
LACE LACE Rate
2,3
EBU $487 70 $9.33
WASBU 241 20 16.04
NABU 176 34 7.00
AUSBU 146 24 8.29
OIBU 104 22 6.44
Total $1,176 168 $9.33
Operating Revenue, LACE, and LACE Rate by BU
as of December 31, 2014

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU 47 45 51 55 57 59 59 56 61 67 70
WASBU 22 22 20 21 21 21 22 23 23 23 20
NABU 30 31 39 37 37 33 34 34 33 32 34
AUSBU 18 17 17 19 19 19 20 22 23 22 24
OIBU 32 28 27 27 27 28 28 24 25 23 22
Consolidated 147 142 154 158 161 160 162 158 163 166 168
LACE
FY11 FY12 FY10
FY13 FY14 FY15

Historical LACE rate by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30 $10.84 $10.60 $9.78 $9.33
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17 13.99 14.21 14.23 16.04
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75 6.84 7.02 7.04 7.00
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21 6.76 8.27 8.72 8.29
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58 5.57 5.80 6.20 6.44
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55 $9.43 $9.33
LACE Rate
1,2
FY10 FY11 FY12
FY13 FY14 FY15
1) $ in millions
2) LACE rate is annualized

Order and options book as of December 31, 2014
1) Five large aircraft on order and seven large aircraft on option are subject to the successful development and certification of the aircraft
2) SAR configured
#
Helicopter
Class Delivery Date
2 Large June-16
3 Medium June-16
3 Large September-16
2 Medium September-16
4 Large December-16
1 Medium December-16
2 Large March-17
1 Medium March-17
2 Large June-17
1 Medium June-17
3 Large September-17
1 Medium September-17
4 Large December-17
3 Medium December-17
1 Large March-18
2 Medium March-18
1 Large June-18
1 Large September-18
1 Large December-18
1 Large March-19
39
OPTIONS BOOK
#
Helicopter
Class Delivery Date Location Contracted
3 Medium March-15 IBU 3 of 3
3 Medium June-15 WASBU
2 Large September-15 EBU
2
1 Large September-15 NABU 1 of 1
4 Medium September-15 WASBU
2 Large December-15 AUSBU
2
1 of 2
2 Large December-15 EBU
2 Large December-15 EBU
2
1 Large March-16 EBU
1 Large June-16 EBU
1 Large June-16 NABU
1 Large September-16 NABU
2 Large December-16 NABU
1 Large March-17 NABU
26 5 of 26
ORDER BOOK
1

Order and options book as of December 31, 2014 (continued)
#
Helicopter
Class Delivery Date Location Contracted
5
Large
March-15 EBU 5 of 5
2 Large June-15 EBU 2 of 2
2 Large June-15 EBU 2 of 2
2 Large September-15 EBU 2 of 2
2 Large December-15 EBU 2 of 2
13 13 of 13
The aircraft that are indicated in grey italic will be leased upon delivery.
UK SAR CONFIGURED ORDER BOOK

$95
$85
$75
$65
$55
$45
$35
Net asset FMV per share
Book value of equity per share
Average stock price
$90.75
$80.62
63.24
54.55
48.30
Zone of leased FMV
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Bristow

TARGET ZERO

Total net asset FMV with and without leased aircraft FMV
NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments).
The reconciliation for net asset FMV per share ( ) and net asset FMV per share implied by our UK SAR aircraft ( ) is provided on the following pages.
shaded area

Net asset FMV reconciliation as of December 31, 2014
(in millions) Including leases Excluding leases
(+) FMV of aircraft $1,944 $1,944
(+) FMV of leased aircraft 1,564                     -
(+) NBV of PPE without aircraft 576                        576
(+) Working capital 259                        259
(-) LT debt (804)                       (804)
(-) Leased imputed debt (650)                       -
(-) Pension liability (62)                         (62)
Net asset FMV $2,828 $1,913
# of common shares 35.1                       35.1
Net asset FMV per share $80.62 $54.55
December 31, 2014

UK SAR net asset FMV reconciliation
UK SAR contribution
(in millions) December 31, 2014 FY16 - FY17 Implied
(+) FMV of aircraft $1,944 $79 $2,023
(+) FMV of leased aircraft 1,564                               172                                  1,737
(+) NBV of PPE without aircraft 576                                  113                                  689
(+) Working capital 259                                  174                                  433
(-) LT debt (804)                                 (88)                                   (892)
(-) Leased imputed debt (650)                                 (95)                                   (744)
(-) Pension liability (62)                                   - (62)
Net asset FMV $2,828 $355 $3,183
# of common shares 35.1                                 35.1                                 35.1
Net asset FMV per share $80.62 $10.13 $90.75

Adjusted EBITDAR margin* trend
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6% 39.5% 38.3% 36.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5% 35.0% 31.8% 31.5%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7% 29.1% 29.5% 25.7%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0% 27.3% 26.0% 27.1%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2% 55.7% 51.6% 46.6%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1% 31.5% 29.4% 28.3%
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3
EBU 30.3% 35.3% 35.3% 37.3% 34.7% 34.1% 33.7% 33.1%
WASBU 31.3% 30.4% 33.5% 33.2% 32.1% 25.6% 31.1% 34.6%
NABU 29.2% 31.0% 33.1% 35.4% 32.1% 39.7% 32.4% 40.0%
AUSBU 17.7% 21.0% 15.0% 24.0% 19.6% 23.7% 22.6% 25.4%
OIBU 67.4% 39.3% 33.2% 53.3% 47.7% 41.4% 18.5% 20.7%
Consolidated 28.5% 28.7% 27.0% 30.4% 28.6% 29.2% 25.4% 25.3%
FY13
FY14
FY12
FY15

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 FY12 Q1 Q2 Q3 Q4 FY13
Net income $21 $3 $26 $15 $65 $24 $30 $37 $40 $132
Income tax expense $7 -$2 $7 $2 $14 $6 $8 $8 $13 $35
Interest expense $9 $9 $10 $10 $38 $9 $9 $15 $10 $42
Gain on disposal of assets -$1 $2 $3 $29 $32 $5 $1 -$7 -$7 -$8
Depreciation and amortization $23 $25 $23 $25 $96 $21 $23 $25 $27 $96
Special items $0 $25 $0 $3 $28 $2 -$2 $15 $2 $16
Adjusted EBITDA Subtotal $58 $62 $69 $84 $273 $68 $70 $92 $85 $314
Rental expense $9 $9 $13 $15 $46 $16 $15 $18 $18 $67
Adjusted EBITDAR $67 $71 $82 $99 $319 $84 $85 $109 $103 $381
($ in millions) Q1 Q2 Q3 Q4 FY14 Q1 Q2 Q3
Net income $27 $110 $19 $32 $188 $45 $28 $0
Income tax expense $8 $41 $3 $6 $57 $12 $6 $1
Interest expense $20 $9 $7 $8 $45 $7 $8 $7
Gain on disposal of assets $2 $3 -$4 $0 $1 -$1 $0 $26
Depreciation and amortization $23 $24 $24 $26 $96 $25 $28 $24
Special items $0 -$102 $24 $20 -$59 $6 $7 $5
Adjusted EBITDA Subtotal $79 $85 $72 $92 $328 $95 $77 $63
Rental expense $23 $23 $28 $31 $106 $33 $35 $46
Adjusted EBITDAR $102 $109 $101 $123 $434 $128 $112 $109
Fiscal year ended,
3/31/2012 3/31/2013
3/31/2014 3/31/2015
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation for Q3 FY15 and Q3 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA  =  GCF – (GOA x 10.5%**)
Bristow Value Added calculation for Q3 FY15
$19.7 =  $118.1* – ($3,751* x 2.625%**)
Bristow Value Added calculation for Q3 FY14
$12.1 =  $100.8* – ($3,378* x 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow gross cash flow reconciliation
(in millions)
Gross cash flow reconciliation Q3 FY14 Q3 FY15
Net income 19 (1)
Depreciation and amortization 24 24
Interest expense 7 7
Interest income (0)           (0)
Rent 28          46
Other income/expense-net 1            1
Gain/loss on asset sale (4)           26
Special items 4            7
Tax effect from special items (4)           (7)
Earnings (losses) from unconsolidated affiliates, net 16          1
Non-controlling interests 0 1
Gross cash flow before Líder $91 $106
Gross cash flow - Líder proportional 10 12
Gross cash flow after Líder $101 $118

Bristow adjusted gross operating assets reconciliation
(in millions)
Adjusted gross operating assets reconciliation Q3 FY14 Q3 FY15
Total assets 3,277 3,180
Accumulated depreciation 530 495
Capitalized operating leases 419 660
Cash and cash equivalents (323) (121)
Investment in unconsolidated entities (255) (257)
Goodwill (30) (54)
Intangibles (2) (16)
Assets held for sale: net (22) (26)
Assets held for sale: gross 48 110
Adj. for gains & losses on assets sales (5) 28
Accounts payable (60) (90)
Accrued maintenance and repairs (17) (19)
Other accrued taxes (8) (8)
Accrued wages, benefits and related taxes (67) (77)
Other accrued liabilities (145) (110)
Income taxes payable (20) (8)
Deferred revenue (23) (29)
ST deferred taxes (2) (13)
LT deferred taxes (146) (163)
Adjusted gross operating assets before Líder $3,150 3,482
Adjusted gross operating assets - Líder proportional
228 269
Adjusted gross operating assets after Líder $3,378 3,751

Líder Bristow Value Added (BVA)
Sample calculation for Q3 FY15 and Q3 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF – (GOA x 10.5%** )
Bristow Value Added calculation for Q3 FY15
$5.1 = $12.2* – ($269* x 2.625%**)
Bristow Value Added calculation for Q3 FY14
$4.2 = $10.2* – ($228* x 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Líder gross cash flow reconciliation
($ in millions)
Gross cash flow reconciliation Q3 FY13 Q3 FY15
Net income  (loss) 7.1 $            (6.5) $
Depreciation and amortization 3.6               3.5
Rent 6.5               7.4
Interest expense 3.7               4.4
Interest income (1.2)              (1.4)
FX (gains) losses 6.4               15.7
Other income/expense-net (1.2)              (0.2)
Special Adjustment- remove Lider tax per income stmt. 1.1               5.2
Earnings (losses) from unconsolidated affiliates, net 0.2               -
Non-controlling Interests (0.4)              0.6
Gross cash flow 25.7             28.8
Special item outside of Líder - add Bristow tax calc. (1.9)              0.3
Gross cash flow 23.9             29.1
Líder proportional consolidation - GCF 10.0 $          12.2 $

Líder adjusted gross operating assets reconciliation
($ in millions)
Adjusted gross operating assets reconciliation Q3 FY14 Q3 FY15
Total assets 589 $              611 $
Cash and cash equivalents (100)                (67)
Accumulated depreciation 75                    80
Capitalized operating leases 129                 148
Investments & escrow deposits (33)                   (46)
Intangibles (5)                     (5)
Intangibles, amortization 4                      4
Other, non operating assets (19)                   (19)
Adj. for gains & losses on assets sales -                   -
Accounts payable (26)                   (29)
Other payables (1)                     (0)
Other accrued taxes -                   (6)
Accrued wages, benefits and related taxes (25)                   (20)
Income taxes payable (5)                     (5)
Deferred revenue (11)                   (5)
LT deferred taxes (34)                   -
Adjusted gross operating assets 537                 643
Líder proportional consolidation GOA 225 $              269 $

Líder's adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q4 CY13 Q1 CY14 Q2 CY14 Q3 CY14 Q4 CY14
Gross revenue 119.3          121.2          113.7          116.4          100.9
(-) Revenue deductions (7.6)             (5.9)             (7.3)             (7.7)             (6.1)
Net operating revenue 111.3          115.3          106.4          108.7          94.8
(-) Cost of products and services (87.0)           (90.8)           (79.5)           (82.0)           (72.1)
Gross profit 24.6            24.5            26.9            26.6            22.7
(-) Selling and administrative expenses (9.6)             (7.0)             (7.5)             (8.8)             (9.0)
(+) Equity income of associates (0.0)             0.5              0.8              (0.6)             (0.2)
(+) Other operating income/expenses 0.7              0.2              0.2              0.2              11.7
Operating result 15.7            18.3            20.4            17.5            25.2
(+) Depreciation and amortization 3.5              3.4              3.5              3.5              3.3
EBITDA 19.2            21.6            23.9            21.0            28.5
Leasing costs 7.3              7.4              7.3              7.4              6.8
Adjusted EBITDAR 26.4            29.1            31.2            28.4            35.3

GAAP reconciliation
1) See information about special items in 10-Q or earnings release for Q3 FY15
2) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
2014 2013 2014 2013
Adjusted operating income $43,564 $49,056 $161,303 $165,293
Gain (loss) on disposal of assets (26,331) 3,982 (25,594) (803)
Special items
1
(8,317) (23,536) (17,537) (24,934)
Operating income $8,916 $29,502 $118,172 $139,556
Adjusted EBITDAR $109,056 $100,677 $347,494 $310,968
Gain (loss) on disposal of assets (26,331) 3,982 (25,594) (803)
Special items
1
(5,086) (23,536) (16,207) 78,990
Depreciation and amortization (23,625) (23,655) (77,164) (70,332)
Rent expense (46,282) (28,255) (114,839) (74,630)
Interest expense (7,094) (7,253) (22,415) (36,701)
Provision for income taxes (567) (2,946) (18,376) (51,682)
Net income $71 $19,014 $72,899 $155,810
Adjusted net income $24,719 $31,331 $102,159 $113,891
Gain (loss) on disposal of assets
2
(21,033) 3,146 (20,441) (634)
Special items
1,2
(4,654) (15,550) (12,495) 43,162
Net income (loss) attributable to Bristow Group ($968) $18,927 $69,223 $156,419
Adjusted diluted earnings per share $0.70 $0.85 $2.87 $3.11
Gain (loss) on disposal of assets
2
(0.60) 0.09 (0.57) (0.02)
Special items
1,2
(0.13) (0.42) (0.35) 1.18
Diluted earnings (loss) per share ($0.03) $0.51 $1.94 $4.28
Three months ended
December 31,
Nine months ended
December 31,
(In thousands, except per share amounts)

Bristow leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2014 818.2 $                                   1,694.2 $              2,512.4 $        32.6%
Adjust for:
Unfunded Pension Liability 62.1                                       62.1
NPV of Lease Obligations 649.7                                      649.7
Letters of credit 2.5                                         2.5
Adjusted 1,532.5 $                                (d) 1,694.2 $              3,226.7 $        47.5%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2015 470.2 $                                   (e)
= (d) / (e) 3.26:1

Líder leverage reconciliation
(in millions) Dec-13 Dec-14
Total book debt 279 $       310 $
NPV of leases 69             46
Total adjusted debt 348           356
TTM adjusted EBITDAR 123 $       124 $
Adjusted debt / TTM adj. EBITDAR 2.8x 2.9x

52 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us